THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account H
American Legacy® Shareholder’s Advantage
(contracts issued on and after May 22, 2017)

Lincoln Life Variable Annuity Account N
Lincoln ChoicePlusSM Assurance (A Share)
(contracts issued on and after May 22, 2017)

Supplement dated December 3, 2019

This supplement describes certain changes to contracts purchased as part of a fee-based financial plan. It is for informational purposes and requires no action on your part. All other provisions in your prospectus remain unchanged.
You may elect to take withdrawals from your contract to pay the advisory fees associated with your fee-based financial plan (Advisory Fee Withdrawals).  We are adding a new feature that allows you to take Advisory Fee Withdrawals to pay these fees (of up to 1.25% annually) without negatively impacting your Living Benefit Rider or your Death Benefit. We reserve the right to increase or decrease this percentage at any time.

Advisory Fee Withdrawals may be taken automatically by enrolling in an Automatic Withdrawal Service (AWS) if designated specifically for this purpose.  Certain broker-dealers or advisory firms may not allow automatic withdrawals to pay advisory fees, so please check with your financial professional. Additionally, please note that your contract may not offer every rider included in this discussion.

If you decide to enroll in AWS for Advisory Fee Withdrawals, this new feature will be available beginning December 16, 2019 for your Death Benefit and Living Benefit Rider (except any version of 4LATER® Advantage and i4LIFE® Advantage). If you opt for a one-time Advisory Fee Withdrawal without enrolling in AWS, or if you’ve elected any version of 4LATER® Advantage or i4LIFE® Advantage, this new feature will be available beginning February 18, 2020. This feature may not be available in all states. Please check with your financial professional regarding availability.

Advisory Fee Withdrawals will impact the benefits and values provided under a Living Benefit Rider or Death Benefit as follows:

1.
Cumulative annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a contract year will not (a) reduce your guarantees or be considered an Excess Withdrawal under your Living Benefit Rider, or (b) be considered a withdrawal under your Death Benefit. Your Contract Value will be reduced by the amount of each Advisory Fee Withdrawal. (This does not apply to Lincoln SmartSecurity® Advantage, Lincoln Long-Term CareSM Advantage, or the Estate Enhancement Benefit death benefit.).

2.
For cumulative annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a contract year, the portion of the Advisory Fee Withdrawal over 1.25% will (a) reduce your guarantees and may be treated as an Excess Withdrawal under your Living Benefit Rider, and (b) be considered a withdrawal under your Death Benefit. This portion of an advisory fee will reduce your Contract Value.

In general, withdrawals under a Living Benefit Rider that (a) are made prior to the initial age income can be taken as a conforming withdrawal, (b) exceed the guaranteed withdrawal amounts, plus any amounts that are allowed to be withdrawn to pay your Advisory Fee Withdrawals, are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals.

The impacts of Excess Withdrawals on your Living Benefit Rider are that they (a) may significantly reduce your Income Base and Enhancement Base as well as your guaranteed withdrawal amount by an amount greater than the dollar amount of the Excess Withdrawal, (b) will negatively impact the availability of an Enhancement, and (c) will terminate your rider if the Income Base is reduced to zero.

If you have elected any version of 4LATER® Advantage, withdrawals reduce the Income Base and the Enhancement Base in the same proportion as the amount withdrawn reduces the Contract Value.

If you have elected i4LIFE® Advantage, withdrawals made during the Access Period will reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated.

In general, withdrawals will reduce your Contract Value and the amount of Death Benefit payable.

Please refer to your prospectus for further details about withdrawals.

Please retain this supplement for future reference.